UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 Date of Report
                                 March 13, 2002
                                 --------------


                        FARMERS CAPITAL BANK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Kentucky
                  --------------------------------------------
                  State or other jurisdiction of incorporation


     0-14412                                              61-1017851
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(Commission File Number)                    (I.R.S. Employer Identification No.)

P.O. Box 309
Frankfort, Kentucky                                         40602
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Address of principle executive offices)                   (Zip Code)


               Registrant's telephone number, including area code:
                                 (502) 227-1600


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report

                              Item 5. Other Events

Frankfort, Kentucky - Farmers Capital Bank Corporation announces the passing of Charles S. Boyd, its President and Chief Executive Officer. Mr. Boyd died Friday, March 8, 2002 after a brief illness.

On Monday, March 11, 2002 the Board of Directors of the Company elected G. Anthony (Tony) Busseni as the permanent President and Chief Executive Officer to replace Mr. Boyd, effective immediately. Mr. Busseni has served in various capacities within the Company, including President and Chief Executive Officer of the following subsidiary banks of the Company: First Citizens Bank, Farmers Bank and Trust Company, and most recently, Farmers Bank & Capital Trust Co.

Farmers Capital Bank Corporation is a financial holding company headquartered in Frankfort, Kentucky. The Company operates 23 banking locations in 13 communities throughout Kentucky, a leasing company, a data processing company, and an insurance company. Its stock is publicly traded on the National Association of Securities Dealers Automated Quotation System (NASDAQ) SmallCap Market tier, under the symbol: FFKT.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Farmers Capital Bank Corporation



March 13, 2002                          By:/s/ G. Anthony Busseni
                                           -----------------------------
                                           G. Anthony Busseni
                                           President and Chief Executive Officer